Equity securities, at cost	12 Months Ended
Dec. 31, 2019
Equity Securities At Cost
Equity securities, at cost

On September 27, 2018 WISeKey purchased a warrant agreement in Tarmin Inc. from ExWorks as part of the eleventh amendment of the ExWorks Credit Agreement (see Note 24). As a result, WISeKey entered into a warrant agreement with Tarmin Inc (“Tarmin”) (the “Tarmin Warrant”), a private Delaware company, leader in data & software defined infrastructure to acquire 22% of common stock deemed outstanding at the time of exercise. The warrant may be exercised in parts or in full, at an exercise price of USD 0.01 per share at nominal value USD 0.0001. The purchase price of the Tarmin Warrant was USD 7,000,000, of which USD 3,000,000 was paid in cash on October 05, 2018 and the remaining USD 4,000,000 was paid on April 08, 2019.

The Tarmin Warrant was assessed as an equity investment without a readily determinable fair value and we elected the measurement at cost less impairment, adjusted for observable price changes for identical or similar investments of the same issuer as permitted by ASU 2016-01. As such, the Tarmin Warrant was initially recognized on the balance sheet at USD 7,000,000.

As at December 31, 2019, we performed a qualitative assessment to consider potential impairment indicators and did not identify impairment indicators. Therefore, no impairment loss was recorded in 2019. We also made reasonable efforts to identify any observable transactions of identical or similar investments of Tarmin, but did not identify any transaction requiring an adjustment to the carrying value of the Tarmin Warrant as at December 31, 2019. Therefore, the carrying value of the Tarmin Warrant as at December 31, 2019 was USD 7,000,000.